Exhibit 32.2
Certification Pursuant To 18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report of Savers Value Village, Inc. (the “Company”) on Form 10-Q for the period ending March 29, 2025, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael W. Maher, Chief Financial Officer and Treasurer of the Company certify, to the best of my knowledge, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Exhibit 32.2
Date: May 2, 2025

/s/ Michael W. Maher
Name: Michael W. Maher
Title: Chief Financial Officer and Treasurer (Principal Financial Officer)